SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 18, 2018

One Horizon Group, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-36530	46-3561419
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

  34 South Molton Street, London W1K 5RG, United Kingdom

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

+44(0)20 7409 5248

(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business acquired

BANANA WHALE STUDIOS PTE. LTD.
(UEN NO. 201708486E)

AUDITED FINANCIAL STATEMENTS
FOR THE FINANCIAL PERIOD ENDED 31 MARCH 2018

BANANA WHALE STUDIOS PTE. LTD.

FINANCIAL STATEMENTS

BANANA WHALE STUDIOS PTE. LTD.

DIRECTORS’ STATEMENT
FOR THE FINANCIAL PERIOD ENDED 31 MARCH 2018

The directors are pleased to present their statement to the members together with the audited financial statements of Banana Whale Studios Pte. Ltd. (the “Company”) for the financial period ended 31 March 2018.

Opinion of the directors

In the opinion of the directors,

(a)	the financial statements of the Company are drawn up so as to give true and fair view of financial position of the Company as at 31 March 2018 and the financial performance, changes in equity and cash flows of the Company for the financial period then ended; and

(b)	at the date of this statement, there are reasonable grounds to believe that the Company will be able to pay its debts as and when they fall due.

Directors

The directors of the Company in office at the date of this statement are:

Sargon Haido Petros	(Appointed on 27 March 2017)
Mark Walter Hogbin	(Appointed on 19 March 2018)
Liu Tung-Mei	(Appointed on 19 March 2018)
Jeremy Andrew Chung	(Appointed on 19 March 2018)

Arrangements to enable directors to acquire shares or debentures

Neither at the end of nor at any time during the financial period was the Company a party to any arrangement whose objects are, or one of whose objects is, to enable the directors of the Company to acquire benefits by means of the acquisition of shares in, or debentures of the Company or any other body corporate.

Directors’ interests in shares or debentures

According to the register of the directors’ shareholdings kept by the Company under Section 164 of the Singapore Companies Act, Chapter 50 (the “Act”), the directors of the Company who held office at the end of the financial period had no interests in the shares or debentures of the Company and its related corporations except as stated below:

Name of directors	Direct interest

	At incorporation date, 27.03.2017	At end of financial period
The Company
Sargon Haido Petros	1,000	175,000
Mark Walter Hogbin	—	75,000
Liu Tung Mei	—	175,000
Jeremy Andrew Chung	—	75,000

BANANA WHALE STUDIOS PTE. LTD.

DIRECTORS’ STATEMENT
FOR THE FINANCIAL PERIOD ENDED 31 MARCH 2018

Share options

There were no share options granted during the financial period to subscribe for unissued shares of the Company.

There were no shares issued during the financial year by virtue of the exercise of options to take up unissued shares of the Company.

There were no unissued shares of the Company under option at the end of the financial period.

Auditor

Wong Partners has expressed their willingness to accept appointment as auditor.

On behalf of the Board of Directors,

Sargon Haido Petros
Director

Mark Walter Hogbin
Director

Singapore
Dated 26 JUL 2018

WONG PARTNERS
PUBLIC ACCOUNTANTS AND CHARTERED ACCOUNTANTS

INDEPENDENT AUDITOR’S REPORT

TO THE MEMBERS OF BANANA WHALE STUDIOS PTE. LTD.

Report on the Audit of the Financial Statements

Opinion

We have audited the financial statements of Banana Whale Studios Pte. Ltd. (the “Company”), which comprise the statement of financial position as at 31 March 2018, and the statement of comprehensive income, statement of changes in equity and statement of cash flows for the year then ended, and notes to the financial statements, including a summary of significant accounting policies.

In our opinion, the accompanying financial statements are properly drawn up in accordance with the provisions of the Companies Act, Chapter 50 (the Act) and Financial Reporting Standards in Singapore (FRSs) so as to give a true and fair view of the financial position of the Company as at 31 March 2018 and of the financial performance, changes in equity and cash flows of the Company for the year ended on that date.

Basis for Opinion

We conducted our audit in accordance with Singapore Standards on Auditing (SSAs). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Company in accordance with the Accounting and Corporate Regulatory Authority (ACRA) Code of Professional Conduct and Ethics for Public Accountants and Accounting Entities (ACRA Code) together with the ethical requirements that are relevant to our audit of the financial statements in Singapore, and we have fulfilled our other ethical responsibilities in accordance with these requirements and the ACRA Code. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Other information

Management is responsible for the other information. The other information comprises the Director’s Statement included in pages 1 to 2 but does not include the financial statements and our auditor’s report thereon.

Our opinion on the financial statements does not cover the other information and we do not express any form of assurance conclusion thereon.

In connection with our audit of the financial statements, our responsibility is to read the other information identified above and, in doing so, consider whether the other information is materially inconsistent with the financial statement or our knowledge obtained in the audit, or otherwise appears to be materially misstated. If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact. We have nothing to report on this regard.

WONG PARTNERS
PUBLIC ACCOUNTANTS AND CHARTERED ACCOUNTANTS

INDEPENDENT AUDITOR’S REPORT

TO THE MEMBERS OF BANANA WHALE STUDIOS PTE. LTD.

Responsibilities of Management and Directors for the Financial Statements

Management is responsible for the preparation of financial statements that give a true and fair view in accordance with the provisions of the Act and FRSs, and for devising and maintaining a system of internal accounting controls sufficient to provide a reasonable assurance that assets are safeguarded against loss from unauthorised use or disposition; and transactions are properly authorised and that they are recorded as necessary to permit the preparation of true and fair financial statements and to maintain accountability of assets.

In preparing the financial statements, management is responsible for assessing the Company’s ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless management either intends to liquidate the Company or to cease operations, or has no realistic alternative but to do so.

The directors’ responsibilities include overseeing the Company’s financial reporting process.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not a guarantee that an audit conducted in accordance with SSAs will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

As part of an audit in accordance with SSAs, we exercise professional judgement and maintain professional scepticism throughout the audit. We also:

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by management.

WONG PARTNERS
PUBLIC ACCOUNTANTS AND CHARTERED ACCOUNTANTS

INDEPENDENT AUDITOR’S REPORT

TO THE MEMBERS OF BANANA WHALE STUDIOS PTE. LTD.

Auditor’s Responsibilities for the Audit of the Financial Statements (Cont’d)

•	Conclude on the appropriateness of management’s use of the going concern basis of accounting and, based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Company’s ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditor’s report to the related disclosures in the financial statements or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditor’s report. However, future events or conditions may cause the Company to cease to continue as a going concern.

•	Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

We communicate with the directors regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

Report on Other Legal and Regulatory Requirements

In our opinion, the accounting and other records required by the Act to be kept by the Company have been properly kept in accordance with the provisions of the Act.

WONG PARTNERS
Public Accountants and
Chartered Accountants

Singapore
Date 26 JUL 2018

BANANA WHALE STUDIOS PTE. LTD.

STATEMENT OF COMPREHENSIVE INCOME
FOR THE FINANCIAL PERIOD ENDED 31 MARCH 2018

	Notes	From 27.03.2017 - 31.03.2018 S$
Continuing operations
Revenue		755,600
Cost of sales		(636,199)
Gross profit		119,401

Other income		13

Administrative expenses		(287,040)
Other expenses		(5,276)
Loss before tax	3	(172,902)
Income tax expense	4	—
Total comprehensive loss for the financial period		(172,902)

The accompany notes form an integral part of these financial statements.

BANANA WHALE STUDIOS PTE. LTD.

STATEMENT OF FINANCIAL POSITION
AS AT 31 MARCH 2018

	Notes	2018 S$
ASSETS
Non-Current Assets
Property, plant and equipment	5	45,635

Current Assets
Trade receivables	6	—
Amount due from shareholders		337,449
Cash and cash equivalents	7	752
		338,201

Total assets		383,836

EQUITY AND LIABILITIES
Equity
Share capital	8	500,000
Accumulated loss		(172,902)
Total equity		327,098

Current Liabilities
Other payables	9	16,219
Amount due to shareholders		40,519
Provision for taxation	3	—
		56,738

Total equity and liabilities		383,836

The accompany notes form an integral part of these financial statements

BANANA WHALE STUDIOS PTE. LTD.

STATEMENT OF CHANGES IN EQUITY
FOR THE FINANCIAL PERIOD ENDED 31 MARCH 2018

	Share capital	Accumulated loss	Total equity
	S$	S$	S$
2018
At incorporation, 27 March 2017	1,000	—	1,000
Issued during the period	499,000	—	499,000
Total comprehensive loss for the period	—	(172,902)	(172,902)
End of financial period	500,000	(172,902)	327,098

The accompany notes form an integral part of these financial statements.

BANANA WHALE STUDIOS PTE. LTD.

STATEMENT OF CASH FLOWS
FOR THE FINANCIAL PERIOD ENDED 31 MARCH 2018

From 27.03.2017 - 31.03.2018 S$
Cash flows from operating activities
Loss before tax	(172,902)
Adjustments for:
Depreciation	4,149
Operating cash flow before changes in working capital	(168,753)
Increase in other payables	16,219
Cash used in operating activities	(152,534)
Income tax paid	—
Net cash used in operating activities	(152,534)

Cash flows from investing activities
Addition of property, plant and equipment	(49,784)
Net cash used in investing activities	(49,784)

Cash flows from financing activities
Proceeds from issuance of share capital	500,000
Amount due from shareholders	(337,449)
Amount due to shareholder	40,519
Net cash generated from financing activities	203,070

Net increase in cash & cash equivalents	752

Cash & cash equivalents at beginning of the period	—

Cash & cash equivalents at end of the period	752

The accompany notes form an integral part of these financial statements.

BANANA WHALE STUDIOS PTE. LTD.

NOTES TO THE FINANCIAL STATEMENTS
FOR THE FINANCIAL PERIOD ENDED 31 MARCH 2018

These notes form an integral part of and should be read in conjunction with the accompanying financial statements.

1.    General

Banana Whale Studios Pte. Ltd. is a private limited Company incorporated and domiciled in Singapore with its registered office at 8 Temasek Boulevard, #42-01 Suntec Tower Three, Singapore 038988.

During the financial year, the principal activities of the Company are those of E-commerce application development activities. The Company also involved in art and graphic design service activities. There have been no significant changes in the nature of these activities during the financial period.

The Board of Directors has authorized the issue of the financial statements on the date of the Directors’ Statement.

2.    Significant accounting policies

(a) Basis of preparation

The financial statements have been prepared in accordance with Singapore Financial Reporting Standards (“FRS”) as required by the Companies Act, Cap.50. The financial statements are prepared on a historical cost basis except as disclosed in the accounting policies below.

The financial statements are expressed in Singapore dollars (SGD or S$).

The accounting policies adopted are consistent with those of the previous financial period except in the current period, the Company has adopted all the new and revised standards and interpretations of FRS ( ‘NT FRS’ ) that are effective for annual periods beginning on or after 27 March 2017.

The adoption of these standards and interpretations did not have any effect on the financial performance or position of the Company.

The Company has not adopted the standards and interpretations that have been issued but not yet effective.

The management anticipates that the adoption of the FRSs, NT FRSs and amendment to FRS that were issued at the date of authorisation of these financial statements but effective only in future periods will not have a material impact on the financial statements of the Company in the period of their initial adoption.

(b) Significant accounting estimates and judgments

Estimates and assumptions concerning the future and judgments are made in the preparation of the financial statements. They affect the application of the Company’s accounting policies, reported amounts of assets, liabilities, income and expenses, and disclosures made. They are assessed on an ongoing basis and are based on experience and relevant factors, including expectations of future events that are believed to be reasonable under the circumstances.

BANANA WHALE STUDIOS PTE. LTD.

NOTES TO THE FINANCIAL STATEMENTS
FOR THE FINANCIAL PERIOD ENDED 31 MARCH 2018

2.    Significant accounting policies (Cont’d)

i)     Key sources of estimation uncertainty

The key assumptions concerning the future and other key sources of estimation uncertainty at the balance sheet date, that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are discussed below.

i.i) Impairment of non-financial and financial assets

Loans and receivables

The Company assesses at each balance sheet date whether there is any objective evidence that a loan or receivable is impaired. To determine whether there is objective evidence of impairment, the Company considers factors such as the probability of insolvency or significant financial difficulties of the debtor and default or significant delay in payments.

Where there is objective evidence of impairment, the amount and timing of future cash flows are estimated based on historical loss experience for assets with similar credit risk characteristics.

i.ii) Depreciation of fixed assets

Fixed assets are depreciated on a straight-line basis over their estimated useful lives. Changes in the expected level of usage and technological developments could impact the economic useful live and the residual values of these assets, and therefore future depreciation charges could be revised. The carrying amount of fixed assets at balance sheet date is disclosed in the balance sheet.

ii)    Critical judgments made in applying accounting policies

Management is of the opinion that the instances of application of judgment are not expected to have a significant effect on the amounts recognized in the financial statements, apart from those involving estimates.

(c)   Revenue recognition

Revenue for the Company comprise the fair value of the consideration received or receivable for the sale of goods and rendering of services in the ordinary course of business, net of value added tax, rebates and discounts and after eliminating sales within the Company.

Revenue is recognized to the extent that it is probable that the economic benefits will flow to the Company and the revenue can be reliably measured. The following specific recognition criteria must also be met before revenue is recognized:

Revenue from rendering of consultation service on software, business and IT matters is recognized when service is rendered.

BANANA WHALE STUDIOS PTE. LTD.

NOTES TO THE FINANCIAL STATEMENTS
FOR THE FINANCIAL PERIOD ENDED 31 MARCH 2018

2.    Significant accounting policies (Cont’d)

(d) Property, plant and equipment

(i) Measurement

Property, plant and equipment

All other items of property, plant and equipment are initially recognized at cost and subsequently carried at cost less accumulated depreciation and accumulated impairment losses.

Components of costs

The cost of an item of property, plant and equipment initially recognized includes its purchase price and any cost that is directly attributable to bringing the asset to the location and condition necessary for it to be capable of operating in the manner intended by management. Cost also include borrowing costs that are directly attributable to the acquisition, construction or production of a qualifying asset and any fair value gains or losses on qualifying cash flow hedges of property, plant and equipment that are transferred from the hedging reserve.

(ii) Depreciation

Depreciation is calculated on the straight-line method to write off the cost of the assets over their estimated useful lives as follows:

IT Hardware & Software	3 years

Fully depreciated plant and equipment are retained in the accounts until such time when they are no longer in use.

(iii) Subsequent expenditure

Subsequent expenditure relating to property, plant and equipment that has already been recognized is added to the carrying amount of the asset only when it is probable that future economic benefits associated with the item will flow to the Company and the cost of the item can be measured reliably. All other repair and maintenance expenses are recognized in profit or loss when incurred.

(iv) Disposal

On disposal of an item of property, plant and equipment, the difference between the disposal proceeds and its carrying amount is recognized in profit or loss within ‘Other (losses)/gains - net’. Any amount in revaluation reserve relating to that asset is transferred to retained profits directly.

(e) Financial assets

Classification

The Company classifies its financial assets in the following categories: at fair value through profit or loss, loans and receivables, held to maturity, and available-for-sale. The classification depends on the nature of the asset and the purpose for which the assets were acquired. Management determines the classification of its financial assets at initial recognition.

BANANA WHALE STUDIOS PTE. LTD.

NOTES TO THE FINANCIAL STATEMENTS
FOR THE FINANCIAL PERIOD ENDED 31 MARCH 2018

2.    Significant accounting policies (Cont’d)

(i) Financial assets, at fair value through profit or loss

This category has two sub-categories: financial assets held for trading, and those designated at fair value through profit or loss at inception. A financial asset is classified as held for trading if it is acquired principally for the purpose of selling in the short term. Financial assets designated as at fair value through profit or loss at inception are those that are managed, and their performances are evaluated on a fair value basis, in accordance with a documented Company investment strategy. Derivatives are also categorised as held for trading unless they are designated as hedges. Assets in this category are presented as current assets if they are either held for trading or are expected to be realised within 12 months after the balance sheet date.

(ii) Loans and receivables

Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. They are presented as current assets, except for those maturing later than 12 months after the balance sheet date which are presented as non-current assets. Loans and receivables are presented as “trade and other receivables”, “Amount due from shareholders” and “cash and cash equivalents” on the balance sheet.

(iii) Financial assets, held-to-maturity

Financial assets, held-to-maturity are non-derivative financial assets with fixed or determinable payments and fixed maturities that the Company’s management has the positive intention and ability to hold to maturity. If the Company were to sell other than an insignificant amount of held-to-maturity financial assets, the whole category would be tainted and reclassified as available-for-sale. They are presented as non-current assets, except for those maturing within 12 months after the balance sheet date which are presented as current assets.

(iv) Financial assets, available-for-sale

Financial assets, available-for-sale are non-derivatives that are either designated in this category or not classified in any of the other categories. They are presented as non-current assets unless management intends to dispose of the assets within 12 months after the balance sheet date.

Recognition and derecognition

Regular way purchases and sales of financial assets are recognised on trade date - the date on which the Company commits to purchase or sell the asset.

Financial assets are derecognized when the rights to receive cash flows from the financial assets have expired or have been transferred and the Company has transferred substantially all risks and rewards of ownership. On disposal of a financial asset, the difference between the carrying amount and the sale proceeds is recognized in profit or loss. Any amount in the fair value reserve relating to that asset is transferred to profit or loss.

Trade receivables that are factored out to banks and other financial institutions with recourse to the Company are not derecognized until the recourse period has expired and the risks and rewards of the receivables have been fully transferred. The corresponding cash received from the financial institutions is recorded as borrowings.

BANANA WHALE STUDIOS PTE. LTD.

NOTES TO THE FINANCIAL STATEMENTS
FOR THE FINANCIAL PERIOD ENDED 31 MARCH 2018

2.    Significant accounting policies (Cont’d)

(iv) Financial assets, available-for-sale (Cont’d)

Initial measurement

Financial assets are initially recognised at fair value plus transaction costs except for financial assets at fair value through profit or loss, which are recognised at fair value. Transaction costs for financial assets at fair value through profit or loss are recognised immediately as expenses.

Subsequent measurement

Financial assets, both available-for-sale and at fair value through profit or loss are subsequently carried at fair value. Loans and receivables and financial assets, held-to-maturity are subsequently carried at amortised cost using the effective interest method.

Changes in the fair values of financial assets at fair value through profit or loss including the effects of currency translation, interest and dividends, are recognised in profit or loss when the changes arise.

Interest and dividend income on financial assets, available-for-sale are recognized separately in income. Changes in the fair values of available-for sale debt securities (i.e. monetary items) denominated in foreign currencies are analysed into currency translation differences on the amortised cost of the securities and other changes; the currency translation differences are recognised in profit or loss and the other changes are recognised in the fair value reserve.

Changes in fair values of available-for-sale equity securities (i.e. non-monetary items) are recognized in the fair value reserve, together with the related currency translation differences.

Impairment

The Company assesses at each balance sheet date whether there is objective evidence that a financial asset or a Company of financial assets is impaired and recognises an allowance for impairment when such evidence exists.

(i) Loans and receivables / Financial assets, held-to-maturity

Significant financial difficulties of the debtor, probability that the debtor will enter bankruptcy, and default or significant delay in payments are objective evidence that these financial assets are impaired.

The carrying amount of these assets is reduced through the use of an impairment allowance account which is calculated as the difference between the carrying amount and the present value of estimated future cash flows, discounted at the original effective interest rate. When the asset becomes uncollectible, it is written off against the allowance account. Subsequent recoveries of amounts previously written off are recognized against the same line item in profit or loss.

The allowance for impairment loss account is reduced through profit or loss in a subsequent period when the amount of impairment loss decreases, and the related decrease can be objectively measured. The carrying amount of the asset previously impaired is increased to the extent that the new carrying amount does not exceed the amortized cost had no impairment been recognized in prior periods.

BANANA WHALE STUDIOS PTE. LTD.

NOTES TO THE FINANCIAL STATEMENTS
FOR THE FINANCIAL PERIOD ENDED 31 MARCH 2018

2.    Significant accounting policies (Cont’d)

(ii) Financial assets, available-for-sale

In addition to the objective evidence of impairment described above, a significant or prolonged decline in the fair value of an equity security below its cost is considered as an indicator that the available-for-sale financial asset is impaired.

If any evidence of impairment exists, the cumulative loss that was recognised in the fair value reserve is reclassified to profit or loss. The cumulative loss is measured as the difference between the acquisition cost (net of any principal repayments and amortisation) and the current fair value, less any impairment loss previously recognised as an expense. The impairment losses recognised as an expense on equity securities are not reversed through profit or loss.

(f) Impairment of non-financial assets

The carrying amounts of the Company’s assets subject to impairment are reviewed at each balance sheet date to determine whether there is any indication of impairment. If any such indication exists, the assets’ recoverable amount is estimated. An impairment loss is recognized whenever the carrying amount of an asset exceeds its estimated recoverable amount. Recoverable amount is defined as the higher of value in use and net selling price.

Impairment losses are charged to the profit and loss statement unless they reserve a previous revaluation in which case they will be charged to equity.

(g) Financial Liabilities

Financial liabilities include “other payables” and “amount due to shareholders”. Financial liabilities are recognized on the statement of financial position when, and only when, the Company becomes a party to the contractual provisions of the financial instrument. Financial liabilities are initially recognized at fair value of consideration received less directly attributable transaction costs and subsequently measured at amortized cost using the effective interest rate method.

Gain or losses are recognized in the statement of comprehensive income when the liabilities are derecognized as well as through the amortization process. The liabilities are derecognized when the obligation under the liability is discharged or cancelled or expired.

(h) Trade payables

Trade payables are initially recognized at fair value, and subsequently carried at amortized cost using the effective interest method.

(i) Fair value estimation of financial assets and liabilities

The fair values of financial instruments traded in active markets (such as exchange traded and over the-counter securities and derivatives) are based on quoted market prices at the balance sheet date. The quoted market prices used for financial assets are the current bid prices; the appropriate quoted market prices for financial liabilities are the current asking prices.

The fair values of financial instruments that are not traded in an active market are determined by using valuation techniques. The Company uses a variety of methods and makes assumptions that are based on market conditions existing at each balance sheet date. Where appropriate, quoted market prices or dealer quotes for similar instruments are used. Valuation techniques, such as discounted cash flow analyses, are also used to determine the fair values of the financial instruments.

BANANA WHALE STUDIOS PTE. LTD.

NOTES TO THE FINANCIAL STATEMENTS
FOR THE FINANCIAL PERIOD ENDED 31 MARCH 2018

2.    Significant accounting policies (Cont’d)

(i)    Fair value estimation of financial assets and liabilities (Cont’d)

The fair values of currency forwards are determined using actively quoted forward exchange rates. The fair values of interest rate swaps are calculated as the present value of the estimated future cash flows discounted at actively quoted interest rates.

The fair values of current financial assets and liabilities carried at amortized cost approximate their carrying amounts.

(j)    Income taxes

Current income tax for current and prior periods is recognized at the amount expected to be paid to or recovered from the tax authorities, using the tax rates and tax laws that have been enacted or substantively enacted by the balance sheet date.

Deferred income tax is recognized for all temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements except when the deferred income tax arises from the initial recognition of goodwill or an asset or liability in a transaction that is not a business combination and affects neither accounting nor taxable profit or loss at the time of the transaction.

A deferred income tax liability is recognized on temporary differences arising on investments in subsidiaries, associated companies and joint ventures, except where the Company is able to control the timing of the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future.

A deferred income tax asset is recognized to the extent that it is probable that future taxable profit will be available against which the deductible temporary differences and tax losses can be utilized.

Deferred income tax is measured:

(i) at the tax rates that are expected to apply when the related deferred income tax asset is realized, or the deferred income tax liability is settled, based on tax rates and tax laws that have been enacted or substantively enacted by the balance sheet date; and

(ii) based on the tax consequence that will follow from the manner in which the Company expects, at the balance sheet date, to recover or settle the carrying amounts of its assets and liabilities.

(k)   Provisions

Provisions for warranty, restructuring costs and legal claims are recognized when the company has a present legal or constructive obligation as a result of past events, it is more likely than not that an outflow of resources will be required to settle the obligation and the amount has been reliably estimated. Restructuring provisions comprise lease termination penalties and employee termination payments. Provisions are not recognized for future operating losses.

Other provisions are measured at the present value of the expenditure expected to be required to settle the obligation using a pre-tax discount rate that reflects the current market assessment of the time value of money and the risks specific to the obligation. The increase in the provision due to the passage of time is recognized in the statement of comprehensive income as finance expense.

Changes in the estimated timing or amount of the expenditure or discount rate are recognized in profit or loss when the changes arise.

BANANA WHALE STUDIOS PTE. LTD.

NOTES TO THE FINANCIAL STATEMENTS
FOR THE FINANCIAL PERIOD ENDED 31 MARCH 2018

2.    Significant accounting policies (Cont’d)

(j)    Cash and cash equivalents

Cash and cash equivalents comprise of cash at bank.

(k)   Share capital

Ordinary shares are classified as equity. Incremental costs directly attributable to the issuance of new ordinary shares are deducted against the share capital account.

(1)   Government grants

Grants from the government are recognized as a receivable at their fair value when there is reasonable assurance that the grant will be received, and the Company will comply with all the attached conditions. Government grants receivable are recognized as income over the periods necessary to match them with the related costs which they are intended to compensate, on a systematic basis. Government grants relating to expenses are shown separately as other income.

Government grants relating to assets are deducted against the carrying amount of the assets.

Estimates, assumptions and judgments are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.

(m)  Related party

A related party is defined as follows:

a)	A person or a close member of that person’s family is related to the Group and Company if that person:
	i)	Has control or joint control over the Company;
	ii)	Has significant influence over the Company; or
	iii)	Is a member of the key management personnel of the Group or Company or of a parent of the Company.

b)	An entity is related to the Group and the Company if any of the following conditions apply:

	i)	The entity and the Company are members of the same group (which means that each parent, subsidiary and fellow subsidiary is related to the others).
	ii)	One entity is an associate or joint venture of the other entity (or an associate or joint venture of a member of a group of which the other entity is a member).
	iii)	Both entities are joint venture of the same third party.
	iv)	One entity is a joint ventures of a third entity and the other entity is an associate of the third party.
	v)	The entity is a post-employment benefit plan for the benefit of the employees of either the Company or an entity related to the Company. If the Company is itself such a plan, the sponsoring employers are also related to the Company.
	vi)	The entity is controlled or jointly controlled by a person identified in (a);
	vii)	A person identified in (a)(i) has significant influence over the entity or is a member of the key management personnel of the entity (or of a parent of the entity).

BANANA WHALE STUDIOS PTE. LTD.

NOTES TO THE FINANCIAL STATEMENTS
FOR THE FINANCIAL PERIOD ENDED 31 MARCH 2018

3.    Profit before tax

The following items have been included in arriving at the loss before tax:

From 27.03.2017 - 31.03.2018 S$
Directors’ remuneration
- Salaries	15,045
Staff cost
-Salary	89,519
- Defined contribution plan	3,230
exchange loss	1,127

4.    Income tax expense

Tax expense attributable to loss is made up of:

From 27.03.2017 - 31.03.2018 S$
From continuing operations
Income tax – current year	—
—

The tax expense on loss differs from the amount that would arise using the Singapore standard rate of income tax as explained below:

From 27.03.2017 - 31.03.2018 S$
Loss before tax	(172,902)

- Tax calculated at tax rate of 17%	(29,393)
- Expenses not deductible for tax	705
-Tax asset not recognized	28,688
Tax charge	—

BANANA WHALE STUDIOS PTE. LTD.

NOTES TO THE FINANCIAL STATEMENTS
FOR THE FINANCIAL PERIOD ENDED 31 MARCH 2018

5.    Property, plant and equipment

	IT Hardware & Software S$	Total S$
Costs
At incorporation date, 27.03.17	—	—
Additions	49,784	49,784
At 31.03.18	49,784	49,784

Accumulated depreciation
At incorporation date, 27.03.17	—	—
Charge for the year	4,149	4,149
At 31.03.18	4,149	4,149

NBV at 31.03.18	45,635	45,635

6.    Trade and other receivables

2018 S$
Trade receivables - related party	56,937
Less: allowance for impairment	(56,937)
Trade receivables - net	—

—

The average credit period is 30 days. No interest is charged on the outstanding balance.

The carrying amount of trade and other receivables approximate their fair value.

7.    Cash and cash equivalent

Cash and cash equivalents included in the statement of cash flows comprise the following balance sheet amounts: -

2018 S$
Cash in bank	752
752

BANANA WHALE STUDIOS PTE. LTD.

NOTES TO THE FINANCIAL STATEMENTS
FOR THE FINANCIAL PERIOD ENDED 31 MARCH 2018

7.    Cash and cash equivalent (Cont’d)

The company’s cash and cash equivalents were dominated in the following currencies: -

2018 S$
Euro	510
Singapore Dollar	242
752

8.    Share capital

	Number of ordinary shares	S$
2018
Issue and fully paid
At incorporation date, 27 March 2017	1,000	1,000
Issued during the period	499,000	499,000
End of financial period	500,000	500,000

All issued ordinary shares are fully paid and there is no par value.

The holders of ordinary shares are entitled to receive the dividends as and when declared by the Company. All ordinary shares carry one vote per share without restrictions.

9.    Other payables

2018 S$
Accrual	14,519
Amount due to staff	1,700
16,219

The average credit period on purchases of services ranges from 30 - 90 days. The amounts due to other payables are unsecured, interest free and repayable on demand.

The carrying amounts of trade and other payables approximate their fair value.

10.  Related party transactions

Related parties are entities with common direct or indirect shareholders and/or directors. Parties are considered to be related if one party has the ability to control the other party or exercise significant influence over the other party in making financial and operating decisions.

Significant related party transactions, other than those disclosed elsewhere in the financial statements is as follow: -

BANANA WHALE STUDIOS PTE. LTD.

NOTES TO THE FINANCIAL STATEMENTS
FOR THE FINANCIAL PERIOD ENDED 31 MARCH 2018

10.  Related party transactions (Cont’d)

From 27.03.2017 - 31.03.2018 S$
Sales to related parties	514,212
Purchases from related parties	545,123
1,059,335

11.  Financial risk management

The Company’s overall risk management policy seeks to minimize potential adverse effects on the financial performance of the Company.

The Company, however, does not have any written risk management policies and guidelines. The director monitors the following risk management of the Company and believe that the financial risk associated with financial instruments are minimal.

(a)   Market risk

(i)    Currency risk

The Company transacts business in foreign currencies, including Euro and hence is exposed to foreign currency risk. The Company does not use any derivative financial instruments to hedge this risk.

The carrying amounts of the Company’s foreign currency denominated monetary assets and monetary liabilities at the statement of financial position date are as follows:

	SGD S$	Euro SS	Total S$
Financial assets
Cash and cash equivalents	242	510	752
Amount due from shareholders	337,449	—	337,449
	337,691	510	338,201
Financial liabilities
Trade and other payables	16,219	—	16,219
Amount due to shareholder	40,519	—	40,519
	56,738	—	56,738

Net financial assets	280,953	510	281,463

BANANA WHALE STUDIOS PTE. LTD.

NOTES TO THE FINANCIAL STATEMENTS
FOR THE FINANCIAL PERIOD ENDED 31 MARCH 2018

11.  Financial risk management (Cont’d)

Foreign currency sensitivity analysis

The Group is mainly exposed to Euro (“EUR”).

The following table details the Company’s sensitivity to a 0.5% change in EUR against Singapore dollars (“SGD”). The sensitivity analysis assumes an instantaneous 0.5% change in the foreign currency exchange rates from the statement of financial position date, with all variables held constant. The results of the model are also constrained by the fact that only monetary items, including external loans and loans to foreign operations, which are denominated in SGD is included in the analysis. Consequentially, reported changes in the values of some of the financial instruments impacting the results of the sensitivity analysis are not matched with the offsetting changes in the values of certain excluded items that those instruments are designed to finance or hedge.

2018 S$
Euro
Strengthens against SGD	26
Weakens against SGD	(26)

(ii)   Interest rate risk

Interest rate risk arises from the potential change in interest rate that may have an adverse effect on the Company’s results in the current reporting period and the future periods.

The Company has no significant exposure to interest risk as there is no major interest-yielding assets or liabilities.

(b)   Credit risk

Credit risk refers to the risk that a counter party will default on its contractual obligations resulting in financial loss to the company.

The company established an allowance for impairment that represents its estimate of incurred losses in respect of trade receivables based on expected collectability of all receivables.

The allowance account in respect of trade receivables is used to record impairment loss unless the Company is satisfied that no recovery of the amount owing is possible. At the point, the financial asset is considered irrecoverable and the amount changed to the allowance account is written off against the carrying amount of the impaired financial assets.

The carrying amount of cash and trade receivables represent the company’s maximum exposure to credit risk in relation to financial assets.

(c)   Liquidity risk

Liquidity risk refer to risk that Company will not have sufficient funds to pay its debts as and when they fall due.

The Company’s current assets exceeded its current liabilities. Thus, there is no significant exposure to liquidity risk.

BANANA WHALE STUDIOS PTE. LTD.

NOTES TO THE FINANCIAL STATEMENTS
FOR THE FINANCIAL PERIOD ENDED 31 MARCH 2018

11.  Financial risk management (Cont’d)

(d)   Capital risk

The Company’s objective when managing capital are to safeguard the entity’s ability to continue as a going concern, so that it can continue to provide returns for shareholders and benefits for other stakeholders, and to provide an adequate return to shareholders by pricing products and services commensurately with the level of risk.

The Company will monitor and manage the capital structure and make adjustments to it in the light of changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain or adjust the capital structure, the company may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares, or sell assets to reduce debts.

(e)   Fair value

The carrying amounts of the Company’s financial assets and liabilities approximate their fair values in these financial statements

(b) Pro Forma Financial Information

The following tables represent the Company’s balance sheet as of March 31, 2018 together with the statement of operations for the year ended December 31, 2017 and the three months ended March 31, 2018 on a pro-forma basis to reflect the impact of the acquisition of Banana Whale Studios PTE Ltd as if it occurred on January 1, 2017:

One Horizon Group, Inc.

and Banana Whale Studios PTE Ltd.

Consolidated balance sheets

March 31, 2018

(unaudited)

In $ thousands	One Horizon Group, Inc. as reported	Banana Whale Studios PTE Ltd	Pro forma consolidated

Current assets	$2,124	$257	$2,381

Non-current assets	10,824	35	10,859
Total assets	$12,948	$292	$13,240

Current liabilities	1,435	43	1,478
Long-term liabilities	1,000	—	1,000
Total liabilities	$2,435	$43	$2,478
Stockholders’ equity:
Common stock outstanding	3	381	384
Additional paid-in capital	52,959	—	52,959
Accumulated (Deficit)	(43,659)	(132)	(43,791)
Accumulated other loss	(23)	—	(23)

Total One Horizon Group, Inc. stockholders’ equity	$9,280	$249	$9,529
Equity attributable to non-controlling interest	1,233	—	1,233
Total stockholders equity	10,513	249	10,762
Total liabilities and stockholders’ equity	$12,948	$292	$13,240

One Horizon Group, Inc.

and Banana Whale Studios PTE Ltd.

Pro forma Consolidated Statement of Operations

For the Year Ended December 31, 2017

(unaudited)

In $ thousands	One Horizon Group, Inc. as reported	Banana Whale Studios PTE Ltd	Pro forma consolidated

Revenue	$714	$464	$1,178
Less:
Cost of revenue	(855)	(391)	(1,246)
Gross margin/(deficit)	(141)	73	(68)
Expenses:
General and administrative	4,236	174	4,410

Depreciation	17	1	18
	4,253	175	4,428
Loss from operations	(4,394)	(102)	(4,496)
Other income and expense	(665)	—	(665)
Loss from continuing operations before and after tax	(5,059)	(102)	(5,161)
Loss from discontinued operations	(2,375)	—	(2,375)
Loss attributable to One Horizon Group, Inc. stockholders	$(7,434)	$(102)	$(7,536)

One Horizon Group, Inc.

and Banana Whale Studios PTE Ltd.

Pro forma Consolidated Statement of Operations

For the Three months ended March 31, 2018

(unaudited)

In $ thousands	One Horizon Group, Inc. as reported	Banana Whale Studios PTE Ltd	Pro forma consolidated

Revenue	$274	$94	$368
Less:
Cost of revenue	(405)	(79)	(484)
Gross margin/(deficit)	(131)	15	(116)
Expenses:
General and administrative	2,170	39	2,209

Depreciation	20	3	23
	2,190	42	2,232
Loss from operations	(2,321)	(27)	(2,348)
Other income and expense	(373)	—	(373)
Loss from continuing operations before and after tax	(2,694)	(27)	(2,721)
Loss attributable to non-controlling interest	120	—	120
Loss attributable to One Horizon Group, Inc. stockholders	$(2,574)	$(27)	$(2,601)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 27, 2018	One Horizon Group, Inc.

	By:	/s/ Martin Ward
Martin Ward
Chief Financial Officer